April 23, 1999


WIN Capital
2 Rector Street
New York, New York

         Re: 35,000 warrants issued in conjunction with $100,000 loan

Gentlemen:

         On  April  7,  1999,  the  Board  of  Directors  of  Paradigm   Medical
Industries, Inc., authorized the issuance of 25,000 warrants exercisable for Five (5) years at $4.00 per share of Paradigm Common Stock to WIN Capital.

         The Common Stock underlying these warrants will be registered with Paradigm's current Registration Statement upon the condition that WIN Capital agrees to exercise their 35,000 warrants to purchase Paradigm Common Stock at $2.30 per share (exercise price) within seventy-two (72) hours after receiving notice from Paradigm Medical that the aforementioned Registration has gone effective.

         Please be advised that the Registration Statement is close to being finished and that you promptly execute and return this agreement by facsimile to me at (801) 977-8973. Thank you.

                                            Very truly yours,

                                            /s/ Michael W. Stelzer

                                            Michael W. Stelzer
                                            Corporate Secretary


HAVING READ AND UNDERSTOOD THE FOREGOING; IT IS SO AGREED.


/s/ Steve Bayern as Chairman
WIN Capital
LT1-507M.PMI